EXHIBIT 99.4
SERIES 2003-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

--------------------------------------------------------------------------------
REPORTING DATES

Closing Date                                                          21-Mar-03
Determination Date                                                    01-Sep-03
Notice Date                                                           19-Sep-03
Distribution Date                                                     22-Sep-03

Start Accrual Period                                                  23-Jun-03
End Accrual Period                                                    22-Sep-03
No. Of Days in Accrual Period                                                91

Start Collection Period                                               01-Jun-03
End Collection Period                                                 31-Aug-03
No. of Days in Collection Period                                             92
Distribution Month                                                          Yes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITIES ON ISSUE                 NO. OF   INITIAL INVESTED   INITIAL INVESTED
                              CERTIFICATES       AMOUNT (US$)       AMOUNT (A$)
                              ------------   ----------------   ----------------

Class A-1 Notes                     10,000   1,000,000,000.00     1,687,763,713
Class B Notes                          250                -          25,000,000

Redraw Bond - series 1                   -                -                   -
Redraw Bond - series 2                   -                -                   -

US$/A$ exchange rate at issue       0.5925

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
                                               BANK       INTEREST      INTEREST
                                          BILL RATE         MARGIN          RATE
                                          ---------       --------      --------
Class A-1 Notes (payable to Currency
  Swap Provider)                            4.6050%        0.3000%      4.90500%
Class B Notes                               4.6050%        0.6100%       5.2150%

Redraw Bond - series 1                      0.0000%        0.0000%       0.0000%
Redraw Bond - series 2                      0.0000%        0.0000%       0.0000%

BBSW Interest & Unpaid Interest Rate for
  Accural Period                            4.6050%
Facilities BBSW                             4.6050%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE           PER CERT.        AGGREGATE

Total Interest Amount:

   Class A-1 Notes                                    1,898.54    18,985,400.00
   Class B Notes                                      1,295.62       323,905.00
   Redraw Bond - series 1                                    -                -
   Redraw Bond - series 2                                    -                -

Principal:

   Class A-1 Notes                                   14,699.66   146,996,624.47
   Class B Notes                                        352.35        88,087.50
   Redraw Bond - series 1                                    -                -
   Redraw Bond - series 2                                    -                -

Total:

   Class A-1 Notes                                   16,598.20   165,982,024.47
   Class B Notes                                      1,647.97       411,992.50
   Redraw Bond - series 1                                    -                -
   Redraw Bond - series 2                                    -                -

   Total                                             18,246.17   166,394,016.97
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS                                              LAST          CURRENT
                                                  DISTRIBUTION     DISTRIBUTION
                                                          DATE             DATE
                                                  ------------     ------------

   Class A-1 Notes                                  0.91985920       0.83276370

   Class B Notes                                    0.99649600       0.99297250

   Redraw Bond - series 1                                    -                -

   Redraw Bond - series 2                                    -                -

--------------------------------------------------------------------------------


QUARTERLY CASHFLOW WORKING SHEET
                                                                                           PER CERTIFICATE      AGGREGATE
                                                                                                   $                $
                                                                                           ---------------  ---------------
  Finance Charge Collections                                                                                  24,466,834.98
  Finance Charge Collections - Repurchases                                                                              -
  Finance Charge Damages                                                                                                -
  Income due to Seller                                                                                                  -
  Other Income                                                                                                 1,610,194.44
Preliminary Income Amount                                                                                     26,077,029.42

  Taxes                                                                                                              635.75
  Trustee Fee                                                                                                     32,917.97
  Security Trustee Fee                                                                                                  -
  Manager Fee                                                                                                    117,982.18
  Servicing Fee                                                                                                  983,184.80
  Liquidity Commitment Fee                                                                                              -
  Redraw Commitment Fee                                                                                            3,739.73
  Support Facility Payments                                                                                    2,399,179.42
  Support Facility Receipts                                                                                             -
  Expenses                                                                                                         7,818.25
  Previous Unpaid Facility Int Chg  - Liquidity                                                                         -
  Liquidity Interest Charge + Previous Unpaid                                                                    106,367.35
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                   -
  Redraw Interest Charge + Previous Unpaid                                                                              -
  Repayment of Liquidity Facility                                                                              8,879,048.28
  Total Interest Amount - Class A-1 Notes                                                                     18,985,400.00
                        - Class B Notes                                                                          323,905.00
                        - Redraw Bonds - series 1                                                                       -
                        - Redraw Bonds - series 2                                                                       -
REQUIRED INCOME AMOUNT                                                                                        31,840,178.73

Gross Income Shortfall                                                                                         5,763,149.31
Liquidity Facility Draw                                                                                        5,763,149.31
Net Income Shortfall                                                                                                    -
Unreimbursed Principal Draws                                                                                            -
Principal Draw                                                                                                          -
Principal Draw Reimbursement                                                                                            -
Principal Chargeoff Unreimbursement                                                                                     -
Principal Chargeoff                                                                                                     -
Total Principal Chargeoff Reimbursement Due                                                                             -

PAYMENT ALLOCATION CASCADE

Preliminary Income Amount                                                                                     26,077,029.42
Liquidity Facility Draw                                                                                        5,763,149.31
Principal Draw                                                                                                          -
Available Income Amount                                                                                       31,840,178.73

                                                                                                             QUARTER TO DATE
                                                                        DUE       AVAILABLE            ALLOCATION/DISTRIBUTION
                                                              -------------     -------------          ------------------------
  Taxes                                                              635.75     31,840,178.73                        635.75
  Trustee Fee                                                     32,917.97     31,839,542.98                     32,917.97
  Security Trustee Fee                                                  -       31,806,625.01                           -
  Manager Fee                                                    117,982.18     31,806,625.01                    117,982.18
  Servicing Fee                                                  983,184.80     31,688,642.83                    983,184.80
  Liquidity Commitment Fee                                              -       30,705,458.03                           -
  Redraw Commitment Fee                                            3,739.73     30,705,458.03                      3,739.73
  Support Facility Payments                                    2,399,179.42     30,701,718.30                  2,399,179.42
  Support Facility Receipts                                             -       28,302,538.88                           -
  Expenses                                                         7,818.25     28,302,538.88                      7,818.25
  Liquidity Interest Charge                                      106,367.35     28,294,720.63                    106,367.35
  Repayment of Liquidity Facility                              8,879,048.28     28,188,353.28                  8,879,048.28
----------------------------------------------------|
  Interest Amount Payable - Redraw Facility         |                   -       19,309,305.00                           -
                          - Class A-1 Notes         |         18,985,400.00     19,309,305.00                 18,985,400.00
                          - Redraw Bonds - series 1 |                   -          323,905.00                           -
                          - Redraw Bonds - series 2 |                   -          323,905.00                           -
-----------------------------------------------------
                          - Class B Notes                        323,905.00        323,905.00                    323,905.00
Principal Draw Reimbursement                                            -                 -                             -
Total Principal Chargeoff Reimbursement                                 -                 -                             -
Arranging Fee                                                           -                 -                             -
Excess Distribution                                                                                                     -


Unpaid Facility Int Chg - Liquidity                                                                                     -
                        - Redraw                                                                                        -
Unpaid Security Interest Amount - Class A-1 Notes                                                                       -
                                - Class B Notes                                                                         -
                                - Redraw Bonds - series 1                                                               -
                                - Redraw Bonds - series 2                                                               -

FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                                           18,000,000.00
Beginning Liquidity Commitment Facility                                                                        9,120,951.72
Previous Liquidity Facility Draw                                                                               8,879,048.28
Repayment of Liquidity Facility                                                                                8,879,048.28
Liquidity Facility Draw                                                                                        5,763,149.31
Ending Liquidity Commitment Facility                                                                          12,236,850.69

Redraw Commitment Facility Limit                                                                              20,000,000.00
Beginning Redraw Commitment Facility                                                                          20,000,000.00
Previous Redraw Facility Draw                                                                                           -
Previous Redraw Facility Draw - Chargeoffs                                                                              -
Repayment of Redraw Facility                                                                                            -
Repayment of Unreimbursed Chargeoffs                                                                                    -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                          -
Redraw Facility Available to Draw                                                                             20,000,000.00
Redraw Facility Draw                                                                                                    -
Ending Redraw  Commitment Facility                                                                            20,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                                                           PER CERTIFICATE         AGGREGATE
                                                                                                    $                  $
                                                                                           ---------------   ------------------

INTEREST AMOUNT
---------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on Unpaid Security Interest Amount                                                           -                    -
Security Interest Amount                                                                         1,898.54        18,985,400.00
Total Interest Amount                                                                                            18,985,400.00

Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on Unpaid Security Interest Amount                                                                                -
Security Interest Amount                                                                                         18,985,400.00
Interest Amount Payable                                                                          1,898.54        18,985,400.00
Unpaid Security Interest Amount                                                                                            -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on Unpaid Security Interest Amount                                                           -                    -
Security Interest Amount                                                                         1,295.62           323,905.00
Total Interest Amount                                                                                               323,905.00

Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on Unpaid Security Interest Amount                                                                                -
Security Interest Amount                                                                                            323,905.00
Interest Amount Payable                                                                          1,295.62           323,905.00
Unpaid Security Interest Amount                                                                                            -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on Unpaid Security Interest Amount                                                           -                    -
Security Interest Amount                                                                              -                    -
Total Interest Amount                                                                                                      -

Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on Unpaid Security Interest Amount                                                                                -
Security Interest Amount                                                                                                   -
Interest Amount Payable                                                                               -                    -
Unpaid Security Interest Amount                                                                                            -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on  Unpaid Security Interest Amount                                                          -                    -
Security  Interest Amount                                                                             -                    -
Total Interest Amount                                                                                                      -

Unpaid Security Interest Amount (after last Distribution Date)                                                             -
Interest on  Unpaid Security Interest Amount                                                                               -
Security  Interest Amount                                                                                                  -
Interest Amount Payable                                                                               -                    -
Unpaid Security Interest Amount                                                                                            -

PRINCIPAL AMOUNT
Principal Collections                                                                                           156,041,319.68
Principal Collections - Repurchases                                                                                        -
  less Repayment Of Redraw Facility                                                                                        -
  less Total Customer Redraw                                                                                     (8,956,609.38)
less Principal Draw
  plus Redraw Facility Draw                                                                                                -
  plus Redraw Bonds Issue this month                                                                                       -
  Aggregate Principal Damages from Seller & Servicer                                                                       -
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement - Class B Notes                                                                        -
                                    - Class A-1 Notes                                                                      -
                                    - Redraw Bonds - Series 1                                                              -
                                    - Redraw Bonds - Series 2                                                              -
                                    - Redraw Facility                                                                      -
  Principal rounding b/f                                                                                                  2.09

  Scheduled Principal Amount                                                                 5,572,403.63
  Unscheduled Principal Amount - Partial Prepayment                                        102,390,298.27
  Unscheduled Principal Amount - Partial Prepayment less redraws                            93,433,688.89
  Unscheduled Principal Amount - Full Prepayment                                            48,078,617.78
  Unscheduled Principal Amount - less redraws + C/O Reim                                   141,512,306.67


Total Available Principal Amount for Redraw Bonds                                                               147,084,712.39

Principal Distribution - Redraw Bonds - Series 1                                                      -                    -
Principal Distribution - Redraw Bonds - Series 2                                                      -                    -

 Principal rounding b/f                                                                                                   2.09
Total Unscheduled Principal Amount                                                                              141,512,306.67
Total Scheduled Principal Amount                                                                                  5,572,403.63
Total Available Principal Amount for Notes                                                                      147,084,712.39



PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                           100%
Class A1 Principal Payment                                                                      14,699.66       146,996,624.47
Class B Principal Payment                                                                          352.35            88,087.50

Principal rounding c/f                                                                                                    0.42

Outstanding Principal - beginning period                                                                      1,577,417,376.81
less Principal Repayment                                                                                       (156,041,319.68)
plus Total Customer Redraw                                                                                        8,956,609.38
less Principal Losses                                                                                                      -
Outstanding Principal - Closing period                                                                        1,430,332,666.51

PRINCIPAL LOSSES
Principal Losses                                                                                                           -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                                   -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                             -
Net Principal Losses                                                                                                       -
Principal Chargeoff - Class B Notes                                                                                        -
                    - Class A-1 Notes                                                                                      -
                    - Redraw Bonds Series 1                                                                                -
                    - Redraw Bonds Series 2                                                                                -
                    - Redraw Facility                                                                                      -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                -
Principal Chargeoff                                                                                                        -
Principal Chargeoff Reimbursement                                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                                   -

Class B Notes
Beginning Unreimbursed Principal Chargeoffs                                                                                -
Principal Chargeoff                                                                                                        -
Principal Chargeoff Reimbursement                                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                                   -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                                -
Principal Chargeoff                                                                                                        -
Principal Chargeoff Reimbursement                                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                                   -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                                -
Principal Chargeoff                                                                                                        -
Principal Chargeoff Reimbursement                                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                                   -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                                -
Principal Chargeoff                                                                                                        -
Principal Chargeoff Reimbursement                                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                                   -


INVESTORS BALANCE OUTSTANDING WORKSHEET
                                                                       Aggregate                Aggregate
                                                                             US$                       A$
                                                                ----------------         ----------------

CLASS A-1 NOTES
Initial Invested Amount                                         1,000,000,000.00         1,687,763,713.08
  previous Principal Distribution                                  80,140,800.00           135,258,734.18
  Principal Distribution for current period                        87,095,500.00           146,996,624.47
Total Principal Distribution to date                              167,236,300.00           282,255,358.65
Beginning Invested Amount                                         919,859,200.00         1,552,504,978.90
Ending Invested Amount                                            832,763,700.00         1,405,508,354.43
Unreimbursed Principal Chargeoffs                                            -                        -
Beginning Stated Amount                                           919,859,200.00         1,552,504,978.90
Ending Stated Amount                                              832,763,700.00         1,405,508,354.43


CLASS B NOTES
Initial Invested Amount                                                                     25,000,000.00
  previous Principal Distribution                                                               87,600.00
  Principal Distribution for current period                                                     88,087.50
Total Principal Distribution to date                                                           175,687.50
Beginning Invested Amount                                                                   24,912,400.00
Ending Invested Amount                                                                      24,824,312.50
Unreimbursed Principal Chargeoffs                                                                     -
Beginning Stated Amount                                                                     24,912,400.00
Ending Stated Amount                                                                        24,824,312.50

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                      -
Initial Invested Amount                                                                               -
  Principal Distribution (after last Distribution Date)                                               -
  Principal Distribution for current period                                                           -
Total Principal Distribution to date                                                                  -
Beginning Invested Amount                                                                             -
Ending Invested Amount                                                                                -
Unreimbursed Principal Chargeoffs                                                                     -
Beginning Stated Amount                                                                               -
Ending Stated Amount                                                                                  -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                      -
Initial Invested Amount                                                                               -
  Principal Distribution (after last Distribution Date)                                               -
  Principal Distribution for current period                                                           -
Total Principal Distribution to date                                                                  -
Beginning Invested Amount                                                                             -
Ending Invested Amount                                                                                -
Unreimbursed Principal Chargeoffs                                                                     -
Beginning Stated Amount                                                                               -
Ending Stated Amount                                                                                  -


                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         Series 2003-1G Medallion Trust


              Series 2003-1G Medallion Trust Data as at opening of business on the preceding determination date of September 1, 2003




--------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)
----------------------------------
                                                   AMOUNT                  WAC
                                           --------------                -----

    - Variable Rate Housing Loans          $1,003,236,816                6.29%
    - Fixed 1 Year                           $160,574,680                6.12%
    - Fixed 2 Year                           $168,970,147                6.26%
    - Fixed 3 Year                            $61,333,735                6.57%
    - Fixed 4 Year                            $31,555,166                6.83%
    - Fixed 5 Year                             $5,010,392                6.12%
    TOTAL POOL                             $1,430,680,936                6.29%

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
-----------------------
                                                     AUD AMOUNT OF
                          NO. OF LOANS  % OF POOL            LOANS   % OF POOL
                          ------------  ---------     ------------   ---------

    31-60 days                       6     0.05%       $880,544.63     0.06%
    61-90 days                       7     0.06%       $797,807.82     0.06%
    90+ days                         5     0.04%       $535,761.09     0.04%

MORTGAGEE IN POSSESSION              0     0.00%             $0.00     0.00%
--------------------------------------------------------------------------------